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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 10, 2005

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

         0-20852                                         16-1387013
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

NAMED EXECUTIVE OFFICER COMPENSATION.

         On June 9, 2005, the Compensation & Management Committee of the Board of Directors of the Company approved salary increases, effective July 1, 2005, for certain executive officers of the Company, including the following Named Executive Officers:

     1. Nancy C. Naigle at a newly approved salary of $170,000, an increase from $150,000.

     2. Peter F. Comerford at a newly approved salary of $150,000, an increase from $140,000.

         No additional modifications were made to the compensation arrangements for the two Named Executive Officers identified above. Three other executive officers of the Company received salary increases to $150,000, also effective July 1, 2005, representing an aggregate increase in their salaries of $55,000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ULTRALIFE BATTERIES, INC.

Dated:  June 10, 2005                       By:  /s/Peter F. Comerford
                                                 ---------------------------
                                                 Peter F. Comerford
                                                 Vice President Administration &
                                                 General Counsel